NYLIM VP FUNDS TRUST
NYLIM VP Dimensional U.S. Equity Portfolio
(the “Portfolio”)

Supplement dated November 6, 2026 (“Supplement”) to the
Summary Prospectus dated May 1, 2026, and Prospectus and Statement of Additional Information (“SAI”), each dated
May 1, 2026, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective as of the close of business on December 31, 2026, Allen Pu will retire from Dimensional Fund Advisors LP and will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Pu are deleted in their entirety from the Portfolio’s Summary Prospectus, Prospectus and SAI at that time. Jed S. Fogdall and John A. Hertzer will continue to serve as portfolio managers of the Portfolio.

In addition to this change, effective January 1, 2027:

1. Joel Schneider is added as a portfolio manager of the Portfolio.

2. The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
Dimensional Fund Advisors LP	Joel Schneider, Head of Equity Portfolio Management, Member of the Investment Committee, Vice President and Senior Portfolio Manager	Since January 2027

3. The subsection entitled “Portfolio Manager Biographies” under the heading “The Trust and its Management” in the Prospectus is amended to include the following:

Joel Schneider

Mr. Schneider has managed the NYLIM VP Dimensional U.S. Equity Portfolio since 2027. He is Head of Equity Portfolio Management, member of the Investment Committee, Vice President, and a Senior Portfolio Manager at DFA. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined DFA in 2011 and has been a portfolio manager since 2013.

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